SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (“Agreement”) is made as of the date last indicated below on the signature page hereof, by and between NuGene International, Inc., a Nevada corporation having its principal offices at 17912 Cowan, Suite A, Irvine, CA 92614 (the “Company”) and the Purchaser (“Purchaser”) whose name and address are set forth on the Signature Page to this Agreement.

R E C I T A L S

WHEREAS, the Company is conducting a private offering of a maximum of $1,000,000 of its 15% Promissory Notes substantially in the form attached hereto as Exhibit A (the “Notes” or the “Securities”);

WHEREAS, the Purchaser desires to purchase a Note with a principal balance as set forth on the signature page hereof on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company and Purchaser agree as follows:

AGREEMENT

1.

PURCHASE AND SALE OF NOTES.

1.1

Purchase and Sale.  In reliance upon the representations and warranties of the Company and each Purchaser contained herein and subject to the terms and conditions set forth herein, at Closing, each Purchaser shall purchase, and the Company shall sell and issue to each Purchaser, a Note at a purchase price equal to the face value as set forth on the signature page annexed to the end of this Agreement as executed by such Purchaser (the “Purchaser Signature Page”), issued in such Purchaser’s name (the “Purchase Price”).

2.

CLOSING.

2.1

Date and Time, Etc.  The sale of the Notes will take place in one or more closings (“Closing”), subject to the satisfaction of all the parties hereto of their obligations herein.  The Purchasers shall submit an executed copy of this Agreement to the Company along with the Purchase Price by bank wire directly to the Company.  There is no escrow agent and no minimum offering amount.  The Closing of the sale of Notes contemplated by this Agreement shall take place from time to time as subscriptions are received, without any consent of, or notice to, Purchasers.  Purchasers acknowledge and agree that their subscriptions are irrevocable and binding commitments on the part of the Purchaser once their funds have been tendered to the Company with the appropriate subscription documents and their subscription received.  Subscriptions that are not accepted will be returned with any funds (less wire fees).  The Closing shall take place at the offices of the Company or at such other place as the Company shall agree in writing (each, a “Closing Date”) on or before September __, 2015 unless otherwise extended by the Company (the “Termination Date”)

3.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

As a material inducement to each Purchaser to enter into this Agreement and to purchase the Notes, the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.

3.1

Organization and Good Standing.  The Company and each of its subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in Material Adverse Effect. Neither the Company nor any of its subsidiaries is in violation or default of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents.  The Company and its subsidiaries are duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of the Transaction Documents, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, or any of its subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s, or any of its subsidiaries, ability to perform in any material respect on a timely basis its obligations under the Transaction Documents (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

3.2

Capitalization.  As of September 3, 2015, the Company is authorized to issue 100,000,000 shares of Common Stock, of which, 39,584,673 shares were issued and outstanding, and 25,000,000 shares of “blank check” preferred stock authorized, of which 1,917,720 are outstanding. All outstanding shares of the Company’s capital stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights.  There is only one class and series of common stock of the Company, without any special series, rights, preferences or designations assigned to any particular shares of common stock.

3.3

Authorization and Enforcement.  This Agreement and the Note and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.  The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

3.4

No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

3.5

Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 5 of this Agreement, and (ii) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

3.6

Investment Company.  The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Notes, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

3.7

No Integrated Offering.  Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 4, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

3.8

SEC Reports.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Exchange Act of 1934 (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, or if no extension was received , where a non-timely filing may have been subsequently made. As of their respective filing dates and to the knowledge of the Company, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission ("Commission") promulgated thereunder, and to the knowledge of the Company none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.

REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER.

Each Purchaser individually and not jointly hereby represents warrants and covenants with the Company as follows.  For avoidance of doubt, these warranties and representations are made to the Company and its representatives and affiliates, as third party beneficiaries hereto:

4.1

Legal Power.  Each Purchaser has the requisite individual, corporate, partnership, limited liability company, trust, or fiduciary power, as appropriate, and is authorized, if such Purchaser is a corporation, partnership, limited liability company, or trust, to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement or any other Transaction Documents to which it is a party.

4.2

Due Execution.  The execution and performance of the terms under this Agreement and the Accredited Investor Questionnaire annexed hereto as Exhibit B (the “Questionnaire”) and Purchaser Signature Page hereto, have been duly authorized, if such Purchaser is a corporation, partnership, limited liability company, trust or fiduciary, executed and delivered by such Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of such Purchaser.

4.3

Access to Information.

4.3.1

Each Purchaser represents that such Purchaser has been given full and complete access to the Company for the purpose of obtaining such information as such Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase the Securities.  Each Purchaser represents that such Purchaser has reviewed copies of the Company’s SEC Reports. Each Purchaser represents that such Purchaser has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Securities, all as such Purchaser or such Purchaser’s qualified representative have found necessary to make an informed investment decision to purchase the Securities.

4.3.2

Independent Investigation.  Each Purchaser in making his decision to purchase the Note herein, has relied solely upon an independent investigation made by him and his legal, tax and/or financial advisors and, is not relying upon any oral representations of the Company.

4.3.3 No Advertising.  Each Purchaser has not received any general solicitation or advertising regarding the offer of the Note.

4.4

Restricted Securities.

4.4.1

Each Purchaser has been advised that none of the Notes has been registered under the Securities Act or any other applicable securities laws and that Securities are being offered and sold pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D and/or Regulation S thereunder, and that the Company’s reliance upon Section 4(a)(2) and/or Rule 506 of Regulation D and/or Regulation S is predicated in part on such Purchaser representations as contained herein (including, for avoidance of doubt, the Questionnaire).  Each Purchaser acknowledges that the Notes will be issued as “restricted securities” as defined by Rule 144 promulgated pursuant to the Securities Act.  None of the Notes may be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of counsel reasonably satisfactory to the Company, an applicable exemption from registration is available.

4.4.2

Each Purchaser represents that such Purchaser is acquiring the Notes for such Purchaser’s own account, and not as nominee or agent, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

4.4.3

Each Purchaser understands and acknowledges that the certificates representing the Notes will bear substantially the following legend:

"THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS.  THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

4.4.4

Each Purchaser acknowledges that an investment in the Notes is not liquid and is transferable only under limited conditions.  Each Purchaser acknowledges that such Notes must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Each Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of restricted securities subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of any of the Securities.  Each Purchaser is an “accredited investor” as defined under Rule 501 under the Securities Act.  Each Purchaser understands and acknowledges that the Company was once a “shell” company.

4.4.5

The representations made by each Purchaser on the Questionnaire and Signature Page are true and correct.

4.5

Purchaser Sophistication and Ability to Bear Risk of Loss.  Each Purchaser acknowledges that the Notes may be deemed speculative securities that bear substantial risk. Each Purchaser further acknowledges that it is able to protect its interests in connection with the acquisition of the Notes and can bear the economic risk of investment in such securities without producing a material adverse change in such Purchaser’s financial condition.  Each Purchaser, either alone or with such Purchaser’s representative(s), otherwise has such knowledge and experience in financial or business matters that such Purchaser is capable of evaluating the merits and risks of the investment in the Securities.

4.6

Purchases by Groups.  Each Purchaser represents, warrants and covenants that it is not acquiring the Securities as part of a group within the meaning of Section 13(d)(3) of the 1934 Act or otherwise purchasing with intent to control voting over the Company.

4.7

Certain Trading Activities.  Each Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any transactions in the securities of the Company (including, without limitation, any short sales involving the Company’s securities) since the time that such Purchaser was first contacted by the Company regarding the investment in the Company contemplated by this Agreement.  Each Purchaser covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including short sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

4.8

Confidential.  Each Purchaser acknowledges that the information made available to the Purchaser other than the SEC Reports is confidential and non-public and agrees that all such information shall be kept in confidence by the Purchaser and neither used by the Purchaser for the Purchaser’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that a Purchaser’s subscription may not be accepted by the Company; provided, however, that (a) the Purchaser may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to the Purchaser with respect to its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

4.9

The Purchaser understands that the Notes being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Note.

5.

Covenants.

(a)

The Company undertakes timely to file a Form D with respect to the sale of the Securities as required under Regulation D promulgated under the Securities Act and to provide a copy thereof, promptly upon request of the Purchaser.  The Company shall take such action as is necessary in order to obtain an exemption for, or to qualify the Securities for, issuance and sale to the Purchaser at the Closing Date under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Purchaser.

(b)

The Company shall on or before the fourth Business Day following the Effective Time, file a Current Report on Form 8-K with the Commission within the time required by the Exchange Act.

6.

Transfer Restrictions.

(a)

Compliance with Laws. Notwithstanding any other provision of this Section 6, the Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state, federal or foreign securities laws.  In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company or (iii) pursuant to Rule 144 (provided that the transferor provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such securities may be sold pursuant to such rule), the Company may require the transferor thereof to provide to the Company and the Company’s transfer agent, at the transferor’s expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company and the transfer agent, the form and substance of which opinion shall be reasonably satisfactory to the Company and the transfer agent, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  As a condition of transfer (other than pursuant to clauses (i), (ii) or (iii) of the preceding sentence), any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of the Purchaser under this Agreement with respect to such transferred Securities.

7.

CLOSING DELIVERABLES

7.1

On or prior to the Closing Date, the Company shall issue, deliver or cause to be delivered to a Purchaser the following (the “Company Deliverables”):

(i)

this Agreement, duly executed by the Company; and

(ii)

the Note in the form annexed hereto as Exhibit A, duly executed by the Company registered in the name of such Purchaser or as otherwise set forth on the Accredited Investor Questionnaire included as Exhibit B hereto.

7.2

On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i)

this Agreement, duly executed by the Purchaser;

(ii)

the aggregate Purchase Price, in U.S. dollars and in immediately available funds, by wire transfer in accordance with the Company’s written instructions; and

(iii)

a fully completed Accredited Investor Questionnaire in the form attached hereto as Exhibit B.

8.

CLOSING DELIVERABLES

8.1

Conditions to the Obligations of the Parties.  None of the parties hereto shall be obligated to consummate the transactions contemplated by the Transaction Documents until the Company and the Purchaser have executed this Agreement.

8.2

Conditions to the Obligations of the Purchaser.  The obligation of the Purchaser to consummate the transactions contemplated by the Transaction Documents is subject to the satisfaction of each of the following conditions:

(i)

The representations and warranties of the Company in Section 3 hereof shall be true and correct in all material respects when made and as of the Closing Date with the same effect as though made at and as of such date.

(ii)

The Company shall have performed in all material respects all covenants and agreements required to be performed by it under the Transaction Documents on or prior to the Closing Date.

(iii)

The Company shall have delivered the Company Deliverables.

8.3

Conditions to the Obligations of the Company.  The obligation of the Company to consummate the transactions contemplated by the Transaction Documents is subject to the satisfaction of each of the following conditions:

(i)

The representations and warranties of the Purchaser in Section 4 hereof shall be true and correct in all material respects when made and as of the Closing Date with the same effect as though made at and as of such date.

(ii)

The Purchaser shall have performed in all material respects all covenants and agreements required to be performed by it under the Transaction Documents on or prior to the Closing Date.

(iii)

`The Purchaser shall have delivered to the Company the Purchaser Deliverables.

9.

INDEMNIFICATION.

9.1

The Company shall indemnify the Purchaser against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by it as a result of a breach of any representation, warranty or covenant made by the Company in this Agreement.

9.2

The Purchaser agrees to indemnify the Company and its stockholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) which may be suffered or incurred by it as a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

9.3

In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 9, such person (the “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Party”) in writing of the occurrence of the facts and circumstances giving rise to such claim.  The failure of any person to deliver the notice required by this Section 9.3 shall not in any way affect the Indemnifying Party’s indemnification obligations hereunder except and only to the extent that the Indemnifying Party is actually prejudiced thereby.  In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that it shall, jointly with any other indemnifying party similarly notified, assume the defense thereof, with counsel satisfactory to such Indemnified Party and shall pay as incurred the fees and expenses of such counsel related to such proceeding.  In any such proceeding, any Indemnified Party shall have the right to retain its own counsel or pay its own expenses.  Notwithstanding the foregoing, the Indemnifying Party shall pay as incurred the fees and expenses of the counsel retained by the Indemnified Party in the event (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representations of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

10.

MISCELLANEOUS.

10.1

Fees and Expenses.  The Company and the Purchaser shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of the Transaction Documents.  The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchaser.

10.2

Entire Agreement. The Transaction Documents, together with the Exhibits thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents and exhibits. At or after the Closing, and without further consideration, the Company and Purchaser will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

10.3

Notices.  All notices and other communications provided for hereunder shall be in writing and personally delivered, delivered by nationally-recognized overnight courier, mailed, or sent by facsimile, with confirmation, if to the Company or to the Purchaser, to:

(i) if to the Company,

NuGene International, Inc.

17912 Cowan

Irvine, CA 92614

Attention:  Chief Executive Officer

With a copy to:

Ruskin Moscou Faltischek, P.C.

East Tower, 15th Floor

1425 RXR Plaza

Uniondale, NY 11556-1425

Facsimile No.:  (516) 663-6891

Attention:  Seth I. Rubin, Esq.

(ii) if to the Purchaser, at the address shown on the signature page hereto, or to such other address as the party to whom notice is to be given may have furnished to the other in writing in accordance with the provisions of this Section 10.3. Any such notice or communication will be deemed to have been received: (A) in the case of personal delivery, on the date of such delivery; (B) in the case of nationally-recognized overnight courier, on the next Business Day after the date sent; and (C) if by registered or certified mail, on the third Business Day following the date postmarked.

10.4

Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

10.5

Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

10.6

Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of Purchaser.  The Purchaser may assign its rights hereunder in whole or in part to any Person to whom the Purchaser is allowed to assign or transfer any Securities in compliance with the terms of the Note and applicable law, provided further that such transferee shall agree in writing to be bound, with respect to the transferred Note, by the terms and conditions of this Agreement that apply to the Purchaser.

10.7

No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

10.8

Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement an (whether brought against a party hereto or its respective affiliates, employees or agents) shall be commenced exclusively in the Courts of the State of California, located in the City of Irvine and County of Orange. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

10.9

Remedies.  The Purchaser shall have all rights and remedies set forth in the this Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law and in equity.

10.10

Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.

10.11

Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

10.12

Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the ____ day of September, 2015.

NUGENE INTERNATIONAL, INC.

By:  ______________________________________

Name:

Title:

With a copy to (which shall not constitute notice):

Ruskin Moscou Faltischek, P.C.

1425 RXR Plaza

East Tower, 15th Floor,

Uniondale, New York 11556

Attention:  Seth I. Rubin, Esq.

Address for Notice NuGene International, Inc. 17912 Cowan, Suite A Irvine, CA 92614 Attention: Chief Executive Officer

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PURCHASER SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date indicated below.

Amount Invested: ________________________

Dated:   ________________________

Manner in Which Title is to be Held. (check one)

___ Individual Ownership

___ Community Property

___ Joint Tenant with Right of Survivorship (both parties must sign)

___ Partnership

___ Tenants in common

___ Corporation

___ Trust

___ IRA or Keogh

___ Other (please indicate)

INDIVIDUAL PURCHASER

ENTITY PURCHASER

____________________________________

Name of entity:

Signature (Individual)

By:  ____________________________________

     *Signature

____________________________________

Its  ____________________________________

Signature (Joint)

       Title

(all record holders must sign)

____________________________________

____________________________________

Name(s) Typed or Printed

Name Typed or Printed

Address to Which Correspondence

Address to Which Correspondence

Should be Directed

Should be Directed

____________________________________

____________________________________

____________________________________

____________________________________

City, State and Zip Code

City, State and Zip Code

____________________________________

____________________________________

Tax Identification or

Tax Identification or

Social Services Number

Social Services Number

*

If the Note being subscribed for by any entity, the Certificate of Signatory on the next page must also be completed

CERTIFICATE OF SIGNATORY

(To be completed if Notes are being purchased by an entity)

I, ____________________________________, the ____________________________________

(name of signatory)

(title)

of __________________________ (the "Entity"), a ____________________________________

(type of entity)

hereby certify that I am empowered and duly authorized by the Entity to execute the Securities Purchase Agreement and to purchase the Note, and certify further that the Securities Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this

 ____day of ____________, 2015.

____________________________________

(Signature)

____________________________________

(Print Name)

EXHIBIT A

FORM OF PROMISSORY NOTE

EXHIBIT B

ACCREDITED INVESTOR QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:	NuGene International, Inc.

This Accredited Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the purchase of 15% Promissory Notes (the “Notes”) of NuGene International, Inc., a Nevada corporation (the “Company”). The Notes are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling the Securities to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire, you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Notes will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Notes. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A.         BACKGROUND INFORMATION

Name of Beneficial Owner of the Notes:

Business Address:
(Number and Street)

(City)		(State)	(Zip Code)

Telephone Number:	( )

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

Were you formed for the purpose of investing in the securities being offered?

Yes                         No

If an individual:

Residence Address:
(Number and Street)

(City)		(State)	(Zip Code)

Telephone Number:	( )

Age:                              Citizenship:                              Where registered to vote:

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Are you a director or executive officer of the Company?

Yes                         No

Social Security or Taxpayer Identification No.

PART B.         ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Company to offer and sell the Notes in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a Purchaser of the Notes.

________	1.

A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

________	2.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

________	3.	An insurance company as defined in Section 2(a)(13) of the Securities Act;

________	4.	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

________	5.	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

________	6.

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

________	7.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

________	8.	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

________	9.

An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Common Shares, with total assets in excess of $5,000,000;

________	10.

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

________	11.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000 (see Note A below);

________	12.

A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

________	13.	An executive officer or director of the Company; and

________	14.

An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

Note A.

(A)	The person’s primary residence shall not be included as an asset;

(B)

Indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(C)

Indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability.

Date:	By:
Print Name: